SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


                         Date of Report: March 18, 1999


                         ASA International Ltd.
       -----------------------------------------------------------
         (Exact name of Registrant as specified in its Charter)



        Delaware                  O-14741               02-0398205
----------------------------    ------------      ----------------------
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
 of Incorporation)              File Number)      Identification Number)



    10 Speen Street, Framingham, MA                      01701
----------------------------------------         -----------------------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727

                                TABLE OF CONTENTS

                                    FORM 8-K

                                 March 18, 1999


Item                                                             Page
----                                                             ----

Item 2.     Disposition of Assets                                  1

Item 7.     Exhibit and Financial Statements                       2

Signature                                                          4

Exhibit and Financial Statements                                 E-1

Item 2. Disposition of Assets


     Effective March 3, 1999 (the "Time of Closing") and pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") of even date by and between ASA International Ltd. (the "Registrant") and CommercialWare, Inc., a Delaware corporation (the "Purchaser"), the Registrant sold substantially all of the assets of the Registrant's CommercialWare Division ("CWI") to the Purchaser. In addition and pursuant to the Purchase Agreement, the Registrant transferred to the Purchaser certain of the liabilities of CWI. In connection therewith and pursuant to the Purchase Agreement, the Registrant received (i) cash in the amount of $4,000,000, (ii) a promissory note in the amount of $1,700,000 (the "Note"), (iii) a promissory note in the amount of $500,000 (the "Junior Note"),
(iv) 30,000 shares of the Purchaser's common stock, par value $.01 per share ("Purchaser's Common Stock"), and (v) one (1) share of Purchaser's Series A Preferred Stock ("Purchaser's Preferred Stock").

     Purchaser's Common Stock and Purchaser's Preferred Stock shall in each case have rights and preferences as set forth in the Purchaser's Amended and Restated Certificate of Incorporation. The shares of the Purchaser's Common Stock and Purchaser's Preferred Stock issued to the Registrant pursuant to clauses (iv) and (v) above represented as of the Time of Closing approximately 10% of the issued and outstanding capital stock of the Purchaser on a fully diluted basis, in accordance with that certain shareholder agreement entered into by the Purchaser, the Registrant, and certain other parties (the "Shareholder Agreement").

     In addition and as more fully set forth in the Purchase Agreement, the Registrant granted to the Purchaser an exclusive, royalty free, and worldwide license and right to use the Customer Intangibles (as defined in the Purchase Agreement) for a period of ten years beginning on the Time of Closing. In exchange for such license, the Purchaser is to pay to the Registrant a license fee of $300,000, payable $100,000 on each of the first three anniversaries of the Time of Closing. The consideration to be paid was determined by negotiations between the parties. The Registrant will account for its investment in the Purchaser under the cost method.

     As of the Time of Closing, the remaining shares of the Purchaser's capital stock were owned by the KK/SS Partnership (72.58%), Spencer Trask Securities, Inc. (8.96%), William Dioguardi (4.48%), Sumner Kaufman (0.40%) and Donald Askin ("Askin") (3.58%). Askin is a former officer of the Registrant, and simultaneously with the consummation of the Purchase Agreement, Askin resigned all of his positions with the Registrant.

Item 7.  Exhibit and Financial Statements


The following exhibits and financial statements are filed herewith:

a. Financial statements of business acquired (not applicable).

b. Pro forma financial information for the Registrant.

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

    Pro forma Condensed Consolidated Balance Sheet
    at September 30, 1998                               F-1 to F-2

    Pro forma Condensed Consolidated Statements of Operations.
       Year Ended December 31, 1997                     F-3
       Nine Months Ended September 30, 1998             F-4

     The pro forma condensed consolidated balance sheet of the Registrant as of September 30, 1998, reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 30, 1998. The pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 1997, and the nine months ended September 30, 1998, assume that the disposition occurred on December 31, 1996, and are based on the operations of the Registrant for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the dates presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's historical financial statements and related notes.


c.  Exhibits

Exhibit
  No.           Title
-------         -----

    2           Asset Purchase Agreement dated as of March 3, 1999

  4.1           Shareholder Agreement dated as of March 3, 1999

  4.2           Promissory Note dated as of March 3, 1999

  4.3           Security Agreement dated as of March 3, 1999

  4.4           Trademark Assignment dated as of March 3, 1999

  4.5           Trademark Security Agreement dated as of March 3, 1999

  4.6           Sub-Lease and Consent Agreement dated as of March 3,
                1999

  4.7           Subordinated Promissory Note dated as of March 3, 1999

                                SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ASA International Ltd.


                                      By:  /s/ Terrence C. McCarthy
                                         -------------------------------
                                           Terrence C. McCarthy
                                           Vice President and Treasurer



Date:  March 18, 1999

                         PRO FORMA FINANCIAL INFORMATION

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AT SEPTEMBER 30, 1998

                                   (Unaudited)



                                                 ----Pro Forma Adjustments----
                                       Historical    CWI (a)       Other       Pro Forma
                                     -------------  ---------  -------------  -----------


             ASSETS

CURRENT ASSETS:

  Cash and cash equivalents          $ 3,141,071   $     -     $4,000,000(b)  $ 7,141,071
  Receivables - net                    8,154,070    2,018,207        -          6,135,863
  Computer hardware held for resale       91,899         -           -             91,899
  Other current assets                   808,161       80,242        -            727,919
                                     -----------   ----------  -------------  -----------

TOTAL CURRENT ASSETS                  12,195,201    2,098,449   4,000,000      14,096,752

PROPERTY AND EQUIPMENT - NET           4,949,360      253,411        -          4,695,949

NOTE RECEIVABLE FROM CWI                    -            -      1,700,000(b)    1,700,000

SOFTWARE - NET                         3,089,183      765,181        -          2,324,002

COST EXCEEDING NET ASSETS
  ACQUIRED - NET                         701,207      609,761        -             91,446

OTHER ASSETS                           1,252,985         -        155,000(b)    1,407,985
                                     -----------  -----------  -------------  -----------

                                     $22,187,936  $ 3,726,802  $5,855,000     $24,316,134
                                     ===========  ===========  =============  ===========


------------------------------------------------------------------------------------------

(a) To eliminate the assets and liabilities included in the balance sheet of the Company's CWI business as of September 30, 1998.

(b) To reflect the exchange of the cash ($4,000,000), note ($1,700,000), and 10% interest in CWI ($155,000) for the net assets of CWI. The Company did not reflect the $500,000 Junior Note as part of the proceeds due to the uncertainty of the ultimate collection of this Note.

(c) To reflect transaction costs and liabilities incurred by the Company, including estimated taxes on gain from sale, including estimated taxes on gain from sale.

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AT SEPTEMBER 30, 1998

                                   (Unaudited)



                                                 ----Pro Forma Adjustments----
                                     Historical     CWI (a)       Other       Pro Forma
                                     ----------  ----------  --------------  -----------


     LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES:

  Accounts payable                  $ 1,676,397  $  228,449  $     -         $ 1,447,948
  Accrued expenses                    4,395,811   1,374,509   (2,014,000)(c)   5,035,302
  Other current liabilities           2,568,292     570,607        -           1,997,685
                                    -----------  ----------  --------------  -----------

TOTAL CURRENT LIABILITIES             8,640,500   2,173,565   (2,014,000)      8,480,935

LONG-TERM OBLIGATIONS, NET OF
  CURRENT MATURITIES                  3,945,751        -            -          3,945,751

DEFERRED TAXES                          616,000        -            -            616,000

LONG-TERM LIABILITIES                   283,985        -            -            283,985

COMMITMENTS                                -           -            -               -

SHAREHOLDERS' EQUITY:
  Common stock                           43,768        -            -             43,768
  Additional paid-in capital          7,793,773   1,152,172         -          6,641,601
  Retained earnings                   2,790,470     401,065   (3,841,000)      6,230,405
  Cumulative translation adjustments     30,555        -            -             30,555
                                    -----------  ----------  --------------  -----------
                                     10,658,566   1,553,237   (3,841,000)     12,946,329
Less:  treasury stock, at cost        1,956,866        -            -          1,956,866
                                    -----------  ----------  --------------  -----------
                                      8,701,700   1,553,237   (3,841,000)     10,989,463
                                    -----------  ----------  --------------  -----------

                                    $22,187,936  $3,726,802  $(5,855,000)    $24,316,134
                                    ===========  ==========  ==============  ===========


------------------------------------------------------------------------------------------

(a) To eliminate the assets and liabilities included in the balance sheet of the Company's CWI business as of September 30, 1998.

(b) To reflect the exchange of the cash ($4,000,000), note ($1,700,000), and 10% interest in CWI ($155,000) for the net assets of CWI. The Company did not reflect the $500,000 Junior Note as part of the proceeds due to the uncertainty of the ultimate collection of this Note.

(c) To reflect transaction costs and liabilities incurred by the Company, including estimated taxes on gain from sale.

                   PRO FORMA FINANCIAL INFORMATION
               ASA INTERNATIONAL LTD. AND SUBSIDIARIES

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1997
                            (Unaudited)


                                                 ----Pro Forma Adjustments----
                                     Historical        CWI(a)      Other(b)   Pro Forma
                                     ----------    ------------    --------  -----------

REVENUE
  Services                           $ 5,323,734   $ 3,628,420   $    -       $ 1,695,314
  Product licenses                    14,005,494     2,136,823     100,000     11,968,671
  Computer and add-on hardware         6,177,507     1,837,908        -         4,339,599
                                     -----------   ------------  ----------   -----------
NET REVENUE                           25,506,735     7,603,151     100,000     18,003,584

COST OF REVENUE
  Services                             4,992,025     2,418,874        -         2,573,151
  Product licenses and development     8,010,547       953,960        -         7,056,587
  Computer and add-on hardware         3,326,174     1,657,114        -         1,669,060
                                     -----------    -----------  ----------   ------------
TOTAL COST OF REVENUE                 16,328,746     5,029,948        -        11,298,798

EXPENSES
  Marketing and sales                  4,487,322     1,163,476        -         3,323,846
  General and administrative           2,974,903       346,167        -         2,628,736
  Amortization of goodwill               230,355        84,766        -           145,589
                                     -----------    -----------  ----------   ------------
TOTAL EXPENSES                         7,692,580     1,594,409        -         6,098,171

EARNINGS FROM OPERATIONS               1,485,409       978,794     100,000        606,615

INTEREST EXPENSE                        (419,039)       (3,436)       -          (415,603)

INTEREST INCOME                           90,780          -        120,020        210,800

OTHER EXPENSE                           (184,000)         -           -          (184,000)
                                     -----------    -----------  ----------   ------------
EARNINGS BEFORE INCOME TAXES             973,150       975,358     220,020        217,812

INCOME TAXES                             585,000       542,072      88,008        130,936
                                     -----------    -----------  ----------   ------------
NET EARNINGS                         $   388,150    $  433,286   $ 132,012   $     86,876
                                     ===========    ===========  ==========
============
EARNINGS PER COMMON SHARE:
  BASIC                              $       .12    $     -      $    -       $       .03
                                     ===========    ===========  ==========   ============
  DILUTED                            $       .11    $     -      $    -       $       .02
                                     ===========    ===========  ==========   ============
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING:
    BASIC                              3,278,689          -           -         3,278,689
                                     ===========    ===========  ==========   ============
    DILUTED                            3,494,754          -           -         3,494,754
                                     ===========    ===========  ==========   ============

------------------------------------------------------------------------------------------
(a) To eliminate the profit and loss of CWI for the entire period.

(b) To reflect interest income on the $1,700,000 note receivable, license fee income, and the related tax effect.

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)


                                                 ----Pro Forma Adjustments----
                                      Historical       CWI(a)     Other(b)      Pro Forma
                                      ----------    -----------  ----------    -----------

REVENUE
  Services                           $13,231,288   $ 3,278,469   $    -       $ 9,952,819
  Product licenses                     6,157,002     1,053,869      75,000      5,178,133
  Computer and add-on hardware         5,241,849     2,166,287        -         3,075,562
                                     ------------  ------------  ----------   -----------
NET REVENUE                           24,630,139     6,498,625      75,000     18,206,514

COST OF REVENUE
  Services                             8,402,914     2,292,676        -         6,110,238
  Product licenses and development     3,330,520       587,429        -         2,743,091
  Computer and add-on hardware         4,677,440     2,186,976        -         2,490,464
                                     ------------   -----------  ----------   ------------
TOTAL COST OF REVENUE                 16,410,874     5,067,081        -        11,343,793

EXPENSES
  Marketing and sales                  4,344,308       804,261        -         3,540,047
  General and administrative           2,683,341       396,545        -         2,286,796
  Amortization of goodwill               161,637        73,809        -            87,828
                                     ------------   -----------  ----------   ------------
TOTAL EXPENSES                         7,189,286     1,274,615        -         5,914,671

EARNINGS FROM OPERATIONS               1,029,979       156,929      75,000        948,050

INTEREST EXPENSE                        (516,413)       (1,176)       -          (515,237)

INTEREST INCOME                           93,891          -         90,015        183,906
                                     ------------   -----------  ----------   ------------
EARNINGS BEFORE INCOME TAXES             607,457       155,753     165,015        616,719

INCOME TAXES                             365,000        60,441      66,006        370,565
                                     ------------   -----------  ----------   ------------
NET EARNINGS                         $   242,457    $   95,312   $  99,009   $    246,154
                                     ============   ===========  ==========
============
EARNINGS PER COMMON SHARE:
  BASIC                              $       .07    $     -      $    -       $       .07
                                     ===========    ===========  ==========   ============
  DILUTED                            $       .07    $     -      $    -       $       .07
                                     ===========    ===========  ==========   ============
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING:
    BASIC                              3,456,362          -           -         3,456,362
                                     ===========    ===========  ==========   ============
    DILUTED                            3,634,908          -           -         3,634,908
                                     ===========    ===========  ==========   ============

------------------------------------------------------------------------------------------
(a) To eliminate the profit and loss of CWI for the entire period.

(b) To reflect interest income on the $1,700,000 note receivable, license fee income, and the related tax effect.
